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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 13, 2003
                                                         ----------------

                           SONTRA MEDICAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
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                 (State or Other Jurisdiction of Incorporation)

           0 230-17                                       41-1644949
   ------------------------                    ---------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)


                58 Charles Street, Cambridge, Massachusetts 02141
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (617) 494-5337
                                                     --------------

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

     99.1 Press Release issued by the Securities and Exchange Commission dated January 13, 2003.

ITEM 9. REGULATION FD DISCLOSURE

On January 13, 2003, the Securities and Exchange Commission ("SEC") issued cease-and-desist orders relating to an SEC Administrative Proceeding, Release No. 34-47167, instituted against Anika Therapeutics, Inc. ("Anika"), the former chief executive officer of Anika, and Sean F. Moran, the former chief financial officer of Anika. In accordance with the final terms of the Order, Mr. Moran agreed to cease and desist from committing or causing any violations and any future violations of certain sections and rules promulgated under the Securities Exchange Act of 1934. The SEC has not imposed any fines or additional penalties on Mr. Moran in connection with this investigation. Mr. Moran currently serves as the Chief Financial Officer of Sontra Medical Corporation. A copy of a press release issued by the SEC is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Sontra Medical Corporation

January 14, 2003                   By:  /s/ Thomas W. Davison
                                        -----------------------------------
                                        Thomas W. Davison
                                        President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number      Description
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99.1        Press Release issued by the Securities and Exchange Commission dated
            January 13, 2003.


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